SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                March 24, 1997





                        MISSISSIPPI VIEW HOLDING COMPANY
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Minnesota                  0-25346           41-1795363
-----------------------------    -------------      -------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


       35 East Broadway, Minnesota                      56345
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (612) 632-5461
                                                    --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                       MISSISSIPPI VIEW HOLDING COMPANY

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
         ------------

      The Registrant announced that it had received the necessary approvals from the Office of Thrift Supervision ("OTS") to implement a stock repurchase program for up to 81,874 shares of common stock representing up to 10% of the total shares outstanding. It is anticipated that such shares of common stock will be purchased in the open market from time to time during the next twelve months based upon availability, market price and the financial performance of the Registrant.

      For further details, reference is made to the Press Release dated March 24, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

      (c)   Exhibits:

            99    Press Release dated March 24, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MISSISSIPPI VIEW HOLDING COMPANY



Date:  March 27, 1997               By: /s/Thomas J. Leiferman
      ---------------                   ----------------------
                                        Thomas J. Leiferman
                                        President and Chief Executive
                                           Officer